SAN ANTONIO EXPRESS-NEWS

                         SERVING SOUTH TEXAS SINCE 1865
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MONDAY, OCTOBER 7, 1996                                 Final Edition  .50 cents
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                            A QUICK PASSAGE TO CHINA
                               BY DAVID HENDRICKS

[GRAPHIC:  Photo of Bin Shi]

BIN SHI'S LETTER LED TO HIS BECOMING A SHEPHERD FOR TWO FUNDS WITH $36 MILLION IN ASSETS.

One day three years ago, Bin Shi was a 27- year-old Tulane University graduate economics student glancing through a New Orleans newspaper.
     Shi spotted an article quoting U.S. Global Investors, Inc. Chairman and Chief Executive Frank Holmes, who was visiting New Orleans for a convention, as wanting to start a China mutual fund. Shi, a native of China, decided to write a letter to Holmes.
     Shi now serves San Antonio-based U.S. Global Investors as portfolio manager for two of its mutual funds with nearly $36 million in assets, including the China Region Opportunity Fund.
     Born in Shanghai 30 years ago amid the beginning of Red China's cultural revolution, Shi has seen vast changes in his homeland while growing up, from a pure communistic socialist society toward a more capitalistic economy now, and from an agricultural economic base toward widespread industrialization and rising standards of living.
     Shi received a bachelor's degree from Fudan University in Shanghai and began his career at China's Bank of Communications, one of the top five commercial banks in the country.
     But the student uprising in Beijing's Tiananmen Square and the subsequent harsh government crackdown soured Shi's views of the country's leadership. He decided to further his education in the United States, first at Iowa State University in Ames in 1989, transferring to Tulane in 1990.
     At Tulane, Shi began studying the stock market closely, reading Standard & Poor's research reports and the Wall Street Journal.
     "I realized the stock market will have a great future in China as well," Shi said.
     Shi began working at U.S. Global Investors in January 1994 as an emerging market analyst for several of the mutual funds. He began co-managing the All-American Equity Fund -- which has been called the Good Times-Bad Times Fund in the 1980's -- in January 1995 and became portfolio manager in July 1, 1995.
     He later also became China Region Opportunity Fund portfolio manager, taking over management from Batterymarch Financial Management in Boston, an outside firm that helped start the China fund in February 1994.
     The All-American Equity Fund is a growth- and-income mutual fund that invests at least 80 percent of assets in U.S.-based corporations. The current top three holdings are, in order, General Electric, Coca-Cola and Johnson & Johnson, all of which conduct business internationally.
     "Their foreign sales is what I like about those companies," Shi said. "I believe their foreign markets will keep earnings growing for awhile."
     Shi's goal for the All-American Equity Fund, which has $16 million in assets, is to beat the Standard & Poor's 500. So far, he's on track with a 14.72 percent return year to date, ahead of the benchmark Vanguard S&P 500 Index Fund, which has yielded 13.7 percent year to date.
     The All-American Fund closed Friday at $26.63 per share.
     The China Region Opportunity Fund, which yields a 4 percent to 5 percent dividend yearly, is a growth fund that invests in stocks on the Hong Kong Stock Exchange, several exchanges in China including B-shares of stocks and a few American depositary receipts on the New York Stock Exchange of companies in the China region.
     The top three holdings are in Shanghai Petrochemical, a telecommunications and air transportation conglomerate called Citic Pacific and Hong Kong & Shanghai Banking Corp, known as HSBC.
     Shi's goal is a 15 percent annual yield. Year to date, the fund is up 8.86 percent, which is slightly ahead of the peer group average of other Asian and Pacific mutual funds. It has $19.7 million assets and closed Friday at $6.41 per share.
     "These stocks do tend to be volatile because the companies are not as established as U.S. companies," Shi observed. "But if you do your homework and pick stocks at the right price, it shouldn't be too volatile of a fund."
     "I go to China usually three to four times a year" to gather information. He's been twice so far this year and will return in late October. "I rely on brokers and analysts there, but I also talk to my friends in China to get a different perspective," he said.
     China has a population of 1.2 billion and an economic growth rate that has slowed from an overheated 13 percent rate in 1993 to a 9 percent rate in 1996.
     The country will have healthy growth next year because of two recent interest-rate cuts, Shi said. Conversion of control of Hong Kong in 1997 will be a non-event because stock markets already have adjusted for that change, he added, and changes in huge city will be gradual under Chinese control.
     Hong Kong actually is booming with investment and construction, Shi said, from three elements -- multinational corporations that see Hong Kong as a stepping stone to the huge, emerging Chinese market; Chinese companies that are using Hong Kong as a stepping stone to overseas markets; and Hong Kong residents who view real estate prices as being at a low point in the cycle.
     The United States and China continue to have trade squabbles, but Shi says that is good because it builds up the number of trade agreements.
     "China will have some growing pains" as the country moves toward becoming the largest consumer market in the world in the next century. "It is still subject to cycles. The coastal area is developing the fastest. The inland areas are developing slowly."

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FOR MORE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-US-FUNDS PLEASE
READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. INVESTMENT RETURNS AND PRINCIPAL VALUE MAY VARY, AND YOU MAY HAVE A GAIN OR A LOSS WHEN YOU SELL SHARES. AVERAGE ANNUAL TOTAL RATE OF RETURN FOR THE CHINA REGION OPPORTUNITY FUND FOR 1 YEAR PERIOD ENDED 9/30/96, -3.97%. AVERAGE ANNUAL TOTAL RATE OF RETURN FOR LIFE OF THE FUND (10/17/94 THROUGH 9/30/96), -13.99%. AVERAGE ANNUAL TOTAL RATE OF RETURN FOR U.S. ALL-AMERICAN FUND FOR 1, 5, AND 10 YEAR PERIODS ENDED 9/30/96:
20.08%, 11.96%, AND 8.28% RESPECTIVELY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTING IN EMERGING MARKETS MAY INVOLVE SPECIAL RISKS WHICH MAY NOT BE SUITABLE FOR EVERY INVESTOR.

Reprinted by permission of SAN ANTONIO EXPRESS-NEWS, "Serving South Texas since
                           1865" (C) Copyright 1996.